UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): April 1, 2019

                    FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                    -------------------------------------
            (Exact name of Registrant as specified in its charter)


         Nevada                        001-31540               91-1922863
 --------------------------        -----------------       ------------------
(State or other jurisdiction     (Commission File No.)  (IRS Identification No.)
Employer  of incorporation)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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

Item 2.02   Results of Operations and Financial Condition

     On April 1, 2019, the Company issued a press release announcing the Company's financial results for the year ended December 31, 2018.

Item 8.01   Other Events

     On April 2, 2019, the Company held a conference call to discuss its financial results for the year ended December 31, 2018, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number      Description of Document

  99.1      April 1, 2019 Press Release

  99.2      Text of opening remarks by Dan O'Brien/April 2, 2019 conference call














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 2019
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Danial B. O'Brien
                                     -----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer




                                  EXHIBIT 99.1

NEWS RELEASE
April 1, 2019


                 FSI ANNOUNCES Full Year, 2018 FINANCIAL RESULTS
                  Conference call scheduled for Tuesday April
                        2nd, 2019, 11:00am Eastern time,
                               8:00am Pacific Time
                            See dial in number below

VICTORIA, BRITISH COLUMBIA, April 1, 2019 - FLEXIBLE SOLUTIONS INTERNATIONAL, INC. (NYSE Amex: FSI, FRANKFURT: FXT), is the developer and manufacturer of biodegradable polymers for oil extraction, detergent ingredients and water treatment as well as crop nutrient availability chemistry. Flexible Solutions also manufactures biodegradable and environmentally safe water and energy conservation technologies. Today the Company announces financial results for the full year ended December 31, 2018.

Mr. Daniel B. O'Brien, CEO, states, "We are pleased with the revenue for the quarter and the year. Even after allowing for discontinued Ecosavr business, 2018 year ended very positively. We will do our best to continue the growth in 2019. The accounting treatment for cleanup after the fire makes the financials very confusing and we caution that the effects of the fire will show up in our financials for several more quarters - at least until the end of 2019." Mr. O'Brien continues, "There were also raw material price increases in the quarter that affected margins and profits. We will move topass these costs on over the next several months."

     o Sales for the full year, 2018 were up approximately 15% to $17,829,518 when compared to sales of $15,494,325 for full year, 2017. The result was an after tax GAAP accounting net income of $2,490,268, or $0.21 per weighted average share for 2018, compared to an after tax GAAP accounting net income of $1,754,741, or $0.15 per weighted average share for full year 2017. Note: Both 2017 and 2018 financial statements include a significant insurance payout as a result of the fire at the Taber, Alberta factory (see "Gain on involuntary disposition"). This insurance payout will make year over year financial comparisons difficult in the short term. o o Basic weighted average shares used in computing earnings per share amounts for the full year were: 11,630,136 and 11,485,580 for full year, 2018 and full year, 2017 respectively.

     o Non-GAAP operating cash flow: For the 12 months ending December 31, 2018, net income reflects $453,753 of non-cash charges (depreciation and stock option expenses), as well as gain (loss) on disposition (and involuntary disposition) of equipment, interest income, loss on investment, write down of inventory, deferred tax expense, and income tax. These items are items not related to operating or current operating activities. When these items are removed, the Company shows operating cash flow of $1,829,328, or $0.16 per share. This compares with operating cash flow of $1,914,148, or $0.17 per share, in the corresponding 12 months of 2017 (see the table that follows for details of these calculations).

The NanoChem division continues to be the dominant source of revenue and cash flow for the Company. New opportunities continue to unfold in detergent, water treatment, oil field extraction and agricultural use to further increase sales in this division. In past years the NanoChem division sales have been less volatile quarter over quarter, however due to increasing sales to agriculture, revenue seasonality may become larger.

* a conference call has been scheduled for 11:00 am Eastern Time, 8:00 am Pacific Time, on Tuesday April 2, 2019.

CEO, Dan O'Brien will be presenting and answering questions on the conference call. To participate in this call please dial 1-888-256-1007 (or 1-323-994-2093) just prior to the scheduled call time. The conference call title, "Full Year 2018 Financial Results," may be requested.

The above information and following table contain supplemental information regarding income and cash flow from operations for the periods ended December 31, 2017 and 2018. Adjustments to exclude depreciation, stock option expenses and one time charges are given. This financial information is a Non-GAAP financial measure as defined by SEC regulation G. The GAAP financial measure most directly comparable is net income. The reconciliation of each of the Non-GAAP financial measures is as follows:


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

                               FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                      Consolidated Statement of Operations
       For 12 Months Ended December 31 (12 Months Operating Cash Flow unaudited)
--------------------------------------------------------------------------------

                                                   3 and 12 month revenue ended
                                                             Dec. 31
                                                       2018           2017
                                                 -------------------------------
3 month                                                  3 month revenue
-------
                                                  ------------------------------
Revenue NON-GAAP                                  $   5,674,167  $   2,838,865


                                                  ------------------------------

                                                         12 month revenue
                                                 -------------------------------
12 month
Revenue GAAP                                      $ 17,829,518   $ 15,494,325
Net income (loss) GAAP                            $  2,490,268 a $  1,754,741 a
Net income (loss) per share GAAP                  $       0.21 a $       0.15 a

--------------------------------------------------------------------------------

12 month weighted average shares used in             11,630,136     11,485,580
computing per share amounts - basic GAAP
                                                  ------------------------------
                                                   12 month Operating Cash Flow
The following calculations begin with: Net                ended Dec. 31
income (loss). GAAP
                                                  ------------------------------

Operating cash flow (12 month). NON-GAAP.         $  1,829,328 b $ 1,914,148 b

Operating Cash flow per share (12 months) -       $       0.16 b $      0.17 b
basic. NON-GAAP
Net Non-cash Adjustments (as per Consolidated     $    453,753 c $   402,708 c
Statement of Cash Flow - 12 month) - NON-GAAP

12 month basic weighted average shares used in      11,630,136    11,485,580
computing per share amounts - basic. GAAP
--------------------------------------------------------------------------------

Notes: certain items not related to "operations" of the Company have been excluded from net income as follows.

a) Non-GAAP - there were a significant insurance payouts in both 2017 and 2018 as a result of the fire at the Taber, Alberta factory (see "Gain on involuntary disposition").

b) Non-GAAP - amounts exclude certain cash and non-cash items: Depreciation and stock option expense (2018 = $453,753, 2017 = $402,708), Gain/(loss) on the Involuntary disposition (or sale) of equipment (2018 = $1,714,261, 2017 = $2,043,614), Write down of inventory (2018 = N/A, 2017 = $51,346),
     Interest income (2018 = $36,843,  2017 = $913),  Loss on investment (2018 =
     $3,281,  2017 = $84,066),  Deferred  tax expense  (2018 = $100,000,  2017 =
     $985,495),  and  Income tax (2018 =  $533,130,  2017 =  $680,319).  See the
     financial statements for all adjustments.

c) Non-GAAP - amounts represent depreciation and stock compensation expense. Safe Harbor Provision The Private Securities Litigation Reform Act of 1995 provides a "Safe Harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward looking statement with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the company is detailed from time to time in the company's reports filed with the Securities and Exchange Commission.

                        Flexible Solutions International
                  6001 54th Ave, Taber, Alberta, CANADA T1G 1X4

                                                                     Jason Bloom

                                                         Toll Free: 800 661 3560
                                                              Fax: 250 477 9912
                                              E-mail: info@flexiblesolutions.com

If you have received this news release by mistake or if you would like to be removed from our update list please reply to: info@flexiblesolutions.com To find out more information about Flexible Solutions and our products, please visit www.flexiblesolutions.com.

                                  EXHIBIT 99.2

2018 FY speech

Good morning. I'm Dan O'Brien, CEO of Flexible Solutions.

Safe Harbor provision:

The Private Securities Litigation Reform Act of 1995 provides a "Safe Harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the company is detailed from time to time in the company's reports filed with the Securities and Exchange Commission.

Welcome to the FSI conference call for full year 2018.

Before concentrating on our financials, I'd like to speak about our product lines and what we think might occur over the next several quarters.

Insurance compensation from the fire has been received in full, but the accounting and tax effects of the payments will continue to distort and complicate our financials for two or three more quarters.

Our NanoChem division, NCS, represents most of the revenue of FSI. This division makes thermal poly-aspartic acid, called TPA for short, a biodegradable polymer with many valuable uses. NCS also manufactures SUN 27(TM) and N Savr 30(TM) which are used to reduce nitrogen fertilizer loss from soil.

TPA is used in agriculture to significantly increase crop yield. The method of action is by slowing crystal growth between fertilizer ions and other ions in the soil resulting in the fertilizer remaining available longer for the plants to use. The attraction between the TPA and the fertilizer ions also retains the nutrients closer to the plant roots. Keeping fertilizer more easily available for crops to use, results in better yield with the same level of fertilization.

TPA in agriculture has a strong economic value for all links in the sales to end user chain. There are good profits from manufacturer through the distribution system to the grower, yet the grower still earns a great profit from the extra crops produced using the same land but no extra fertilizer. For example, a summer 2018 trial on strawberries done by the University of California at Davis resulted in a 15% increase in berries along with increased quality. The use of $40 worth of TPA yielded several hundred dollars in additional gross profit per acre.

TPA is also a biodegradable way of treating oilfield water to prevent pipes from plugging with mineral scale. Our sales into this market are well established and normally grow steadily but slowly. A simple explanation of TPA's effect is that it prevents the scaling out of minerals that are part of the water fraction of oil as it exits the rock formation. Scale must be prevented to keep the oil recovery pipes from clogging. SUN 27(TM) and N Savr 30(TM) are our nitrogen conservation products. Nitrogen is a critical fertilizer but it is subject to loss through bacterial breakdown, evaporation and soil runoff. Both our nitrogen products are becoming well respected and sales continue to grow. They utilize much more environmentally friendly solvents than some of the competing products.

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

SUN 27(TM) is used to conserve nitrogen from attack by soil bacterial enzymes while N Savr 30(TM) is directed toward nitrogen loss through leaching and evaporation. Each of our nitrogen products are equal to, or better than, the competing products.

Watersavr(TM): Spring is starting in most of the areas we are trying to sell into. News regarding Watersavr(TM) trials and sales will be released if and when it occurs.

Delivered  wholesale  water  costs  now  exceed  $1200  per  acre  foot  in many
California cities while the total cost of saving an acre foot using WaterSavr(TM) is less than $200. WaterSavr(TM) can reduce annual losses from reservoirs by up to 2 feet per treated acre. A municipality that pays $1200 - $2400 per acre foot for water and does not use WaterSavr(TM) is wasting significant tax revenue - about $12 million a year for San Diego - regardless of the drought conditions in any particular year.

Full year 2018 and the first half of 2019

TPA, SUN 27(TM) and N Savr 30(TM) for agricultural use have peak uptake in Q1 and Q2. First half 2018 results were strong as reported. Q3 was weaker because the crops had received most of their 2018 nutrition. In Q4, agriculture product sales strengthened to service early buy and winter crop programs as expected. In first half 2019, we will show significant improvements over the year earlier periods.

Oil, gas and industrial sales of TPA were not as strong in Q3 2018 as they were in the same period of 2017. We continue working to change this and saw some improvement in 4th quarter 2018. The recovery of sales into this market vertical is expected to continue throughout 2019.

Effect of the ENP acquisition: This synergistic acquisition added more than$1.5 million in consolidated revenue to FSI for Q4 2018 and contributed to EBITDA immediately. In 2019, we expect that ENP will provide more than $8.0 million in consolidated revenue and significant positive cash flow.

Effect of the LLC investment announced in January: This investment will generate quarterly cash flow and profits starting in Q1 2019. The company we invested in will also order substantially more product from us in 2019 than in 2018 which will further increase revenue and profitability.

Full year 2019 revenue will increase very strongly compared to 2018 driven by; historic operations, the ENP acquisition and the January LLC investment. We expect that profits and cash flow will increase very significantly along with the increases in top line revenue. Our regular warning applies - that we can't control customer behavior, shipping dates, weather, crop pricing, oil platform maintenance and the other variables of our business, so quarterly results will be unlikely to form a straight line on a graph. However, we do expect the slope of the graph to be up sharply.

Tariffs: Since Sept 30th, all raw materials imported from China have included a 10% additional tariff. US customers have received price increases from us now that this inventory is being used. International customers are not charged the tariff because we are applying for the export rebates available to recover the tariffs. To hedge against the chance of even higher tariffs, and to service the increased production expected in 2019, we have increased inventory substantially. As a result, the accumulating tariff payments to the Government are affecting our cost of goods, our cash flow and our profits negatively until the rebates are received. Rebates can take many months and the total dollar amount due back to us will become significant later in the year. The rebates will increase profitability and cash flow while decreasing cost of goods for the future quarters in which the rebates are received.

Highlights of the financial results:

Sales for the year increased 15% to $17.83 million,compared with $15.49 million for FY 2017. The result is a gain of $2.49 million or 21 cents per share in the 2018 period, compared to a gain of $1.75 million or 15 cents per share, in 2017.

Working capital is adequate for all our purposes and is expected to increase rapidly during the year as our revenue grows. We also have a line of credit with BMO Harris Bank of Chicago. We are confident that we can execute our plans with our existing capital. The ENP acquisition was funded with a loan from BMO Harris plus a convertible note to the seller and did not reduce our cash position. The LLC investment in January was made with cash on hand.

The insurance recovery and site remediation costs from the Taber fire had a large effect on our results in 2017 and 2018. The final cash recovery in April 2018, any tax adjustments and the amounts received already will affect our GAAP financials until at least Q2 this year - the period allowed by Canadian tax law before a final tax occurs on any profits from an insured event. It is highly probable that the deferred tax asset shown on our balance sheet will offset any tax owing on the insurance recovery.

The text of this speech will be  available  on our website by  Wednesday,  April
3rd:   email   or  fax   copies   can  be   requested   from   Jason   Bloom  at
Jason@flexiblesolutions.com. Thank you, the floor is open for questions.